     EXHIBIT 32.1 CERTIFICATION PURSUANT TO
     18 U.S.C. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NORTHWEST CHARIOTS INCORPORATED (the "Company") on Form 10-QSB for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Dewar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2007

By: /s/ Douglas Dewar
       Douglas Dewar
       Chief Executive Officer, principal executive officer